SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   April 22, 2002


                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)



        Delaware                        0-20199                  43-1420563
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(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
of corporation)                                              Identification No.)



13900 Riverport Drive, Maryland Heights, Missouri                  63043
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code:          (314) 770-1666
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          (Former name or former address, if changed since last report)

Item 5. Other Events

         On April 17, 2002, Express Scripts, Inc. (the "Company") issued a press release, selected portions of which are attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c) The following Exhibit is filed as part of this report on Form 8-K:

         Exhibit 99.1 Press Release, dated April 17, 2002, by the Company

Item 9. Regulation FD Disclosure

         The following information is furnished pursuant to Regulation FD.

            Selected unaudited financial information included in the Company's April 17, 2002 press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                EXPRESS SCRIPTS, INC.



Date:    April 22, 2002     By:
                               -------------------------------------------------
                               Barrett A. Toan
                               Chairman and Chief Executive Officer

                                                         EXHIBIT INDEX




   EXHIBIT NO.     DESCRIPTION

      99.1         Press release, dated April 17, 2002
      99.2         Unaudited Financial Information, dated April 17, 2002